Managed Intermediate Government Fund

Supplement to Prospectus
Dated May 1, 1996

The Company's investment manager, Scudder, Stevens & Clark, Inc. (the "Adviser"), has agreed to continue to maintain the total annualized expenses of the Managed Intermediate Government Fund at not more than 0.80% of average daily net assets of the Fund until December 31, 1996.

November 1, 1996